UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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DISCOUNT DENTAL MATERIALS, INC.
(Name of Registrant as Specified In Its Charter)

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DISCOUNT DENTAL MATERIALS, INC.
13455 Noel Road, Suite 1000
Dallas, TX 75240

NOTICE OF CONSENT SOLICITATION

March __, 2014

Dear Discount Dental Materials, Inc. Stockholder:

The Board of Directors of Discount Dental Materials, Inc., a Nevada corporation (the “Company” or “we”), is writing to solicit your consent on behalf of the Company to approve the following proposals (the “Proposals”):

1.
To elect three (3) directors, namely Gerald A. DeCiccio, Eric Clemons and Wesley Tate, to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.	To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Cerebain Biotech Corp. (the “Name Change”);

3.	To approve an amendment to the Company’s Articles of Incorporation to approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-10 (the “Reverse Stock Split”);

4.
Approval of the 2014 Cerebain Biotech Corp. Omnibus Stock Grant and Option Plan (the “Plan”), which authorizes an aggregate total number of shares of the Company’s Common Stock equal to ten percent (10%) of the Company’s outstanding common stock on the date the Plan is approved by a majority of the Company’s stockholders (approximately 360,000 shares if the Reverse Stock is approved, or approximately 3,600,000 shares if the Reverse Stock Split is not approved) for issuance to Eligible Recipients, as such term is defined in the following Consent Solicitation Statement; and

5.	To ratify the appointment of Hartley Moore Accountancy Corporation as our independent auditors for the fiscal year ending June 30, 2014 (the “Auditor Ratification”).

The Company's Board of Directors unanimously approved the Name Change, the Reverse Stock Split, the Plan, and the Auditor Ratification on February 21, 2014. Each of these matters is more fully discussed in the attached Consent Solicitation Statement.

In order to save the expense associated with holding a special meeting of the Company’s stockholders, the Board of Directors has elected to obtain stockholder approval by written consent (“Written Consent”) of the Proposals pursuant to Section 78.370 of the Nevada Revised Statues, rather than by calling a meeting of stockholders. The close of business on February 28, 2014 (the “Record Date”) has been fixed as the Record Date for the determination of holders of our Common Stock entitled to receive notice of and discretion to approve the Proposals.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and form of Written Consent. To be counted, your properly completed Written Consent must be received before 11:59 p.m. Eastern Time, on April 15, 2014 (the “Expiration Date”), subject to early termination of the Consent Solicitation, or extension of the Expiration Date at the discretion of our Board of Directors.

Failure to submit the Written Consent will have the same effect as a vote against the Proposals. We recommend that all stockholders consent to the Proposals, by marking the box entitled “FOR” with respect to each Proposal and submitting the Written Consent by one of the methods set forth in the attached form of Written Consent. If you sign and send in the Written Consent form but do not indicate how you want to vote as to the Proposals, your consent form will be treated as a consent “FOR” each Proposal.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

Eric Clemons, President

March [_], 2014 Dallas, Texas

DISCOUNT DENTAL MATERIALS, INC.
13455 Noel Road, Suite 1000
Dallas, TX 75240
Telephone No. (949) 415-7478
_____________________________________________________________________________________________

CONSENT SOLICITATION STATEMENT
_____________________________________________________________________________________________

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the stockholders of Discount Dental Materials, Inc., a Nevada corporation (the “Company”, “us”, “we” or “our”) with regard to the following proposals (the “Proposals”):

1.
To elect three (3) directors, namely Gerald A. DeCiccio, Eric Clemons and Wesley Tate, to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.	To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Cerebain Biotech Corp. (the “Name Change”);

3.	To approve an amendment to the Company’s Articles of Incorporation to approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-10 (the “Reverse Stock Split”);

4.
Approval of the 2014 Cerebain Biotech Corp. Omnibus Stock Grant and Option Plan (the “Plan”), which authorizes an aggregate total number of shares of the Company’s Common Stock equal to ten percent (10%) of the Company’s outstanding common stock on the date the Plan is approved by a majority of the Company’s stockholders (approximately 360,000 shares if the Reverse Stock is approved, or approximately 3,600,000 shares if the Reverse Stock Split is not approved) for issuance to Eligible Recipients, as such term is defined in the following Consent Solicitation Statement; and

5.	To ratify the appointment of Hartley Moore Accountancy Corporation as our independent auditors for the fiscal year ending June 30, 2014 (the “Auditor Ratification”).

Our Board of Directors choose to seek stockholder approval by written consent ("Written Consent"), rather than calling a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting. Written Consents are being solicited from all of our stockholders of record pursuant to Section 78.320 of the Nevada Revised Statutes and Article II, Section 2.17 of our Bylaws.

Who May Consent

This Consent Solicitation Statement and attached form of Written Consent are being mailed to eligible stockholders on or about March 19, 2014. On February 28, 2014, as the record date for the determination of stockholders entitled to act with respect to this Consent Solicitation (the “Record Date”), we had 36,230,953 shares of Common Stock outstanding, each of which are entitled to act with respect to this Consent Solicitation. Each holder of Common Stock is entitled to one vote per share of Common Stock held. As of the Record Date, outstanding shares represented 36,230,953 votes, all of which are attributable to our outstanding Common Stock.

Stockholders who wish to consent to the Proposals must return the attached form of Written Consent on or before 11:50 p.m. Eastern Time on April 15, 2014 (the “Expiration Date”). The Company expressly reserves the right, in its sole discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding shares has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

Stockholders who wish to consent must deliver their properly completed and executed Written Consents to the Corporate Secretary of the Company in accordance with the instructions set forth in the attached form of Written Consent. The Company reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

IF YOU HOLD YOUR STOCK IN “STREET NAME”, YOU MUST INSTRUCT YOUR BROKER OR NOMINEE AS TO HOW TO VOTE YOUR SHARES. IF YOU FAIL TO DO SO, YOUR BROKER OR NOMINEE MAY NOT VOTE YOUR STOCK. Any beneficial owner of the Company (normally those holders who hold their shares in “street name” in a brokerage account) who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of such beneficial owner; or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Written Consent on its own behalf.

Requests for copies of this Consent Solicitation Statement should be directed to Discount Dental Materials, Inc. at the address or telephone number set forth above.

Broadridge, will act as tabulation agent for this Consent Solicitation Statement. If you have any questions regarding your form of Written Consent, or if you need assistance voting your shares, please contact us directly at (949) 415-7478.

Consent Required

Stockholder approval of the Proposals will be effective upon receipt by us of affirmative Written Consents, not previously revoked, representing at least 18,115,477 shares of our Common Stock as of the Record Date and entitled to act upon the Proposals. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” each Proposal.

Revocation of Consents

You may withdraw or change you Written Consent at any time prior to the Expiration Date by submitting a written notice of revocation to the Company’s Corporate Secretary at the address set forth above. A notice of revocation or withdrawal must specify the record stockholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Absence of Appraisal Rights

Stockholders who abstain from approving of the Proposals, or who withhold consent of the Proposals, do not have the right to an appraisal of their shares of Common Stock, or any similar dissenters’ rights under the Nevada Revised Statutes and our Articles of Incorporation and Bylaws.

Expenses of this Solicitation

This solicitation is being made by the Company’s Board of Directors, and the Company will bear the entire cost of the solicitation, including preparation, printing and mailing costs. Written Consents will be solicited principally through the mail, but our directors, officers and employees may solicit Written Consents personally, by phone or by e-mail. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to stockholders whose shares of Common Stock are held of record by such entities, and we will reimburse suck brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection herewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it is advisable.

PROPOSALS TO BE ACTED UPON BY STOCKHOLDERS:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” Presently, the Board of Directors consists of one (1) member, namely, Gerald A. DeCiccio.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the effective date of the actions in this Information Statement:

Name	Age	Position(s)

Gerald A. DeCiccio	55	Current Director

Eric Clemons	42	President and Director Nominee

Wesley Tate	51	Chief Financial Officer, Secretary and Director Nominee

Gerald A. DeCiccio

Mr. DeCiccio was our sole officer and director from our inception until January 2013. Mr. DeCiccio remained as a director, but resigned as an officer of the company to pursue other business interests. Since May 2012, Mr. DeCiccio has been the Chief Financial Officer of SNF, Inc. From June 2007 until April 2012, Mr. DeCiccio was the Vice President and Corporate Controller of Ritz Interactive, Inc. From February 2010 to February 2011, Mr. DeCiccio was the Chief Financial Officer of Worldwide Energy & Manufacturing USA, Inc. Prior to that he was the Chief Financial Officer and a board member of GTC Telecom Corp. and its subsidiary, Perfexa Solutions, Inc. (Mr. DeCiccio took GTC public in 1999) and Chief Financial Officer for National Telephone & Communications, Inc. In his positions as Chief Financial Officer of Worldwide, GTC, Perfexa and National, he managed the finance, accounting, SEC reporting, treasury, human resources, investor relations, and legal departments. Mr. DeCiccio also held senior financial roles at Newport Corporation and Parker Hannifin Corporation and was a Supervising Senior Accountant for Ernst and Young. He has also been a member of the Board of Directors and Audit Committee for Interplay Entertainment, Inc., GT Data Corp., Longwei Petroleum Investment Holding Ltd., and Worldwide Energy & Manufacturing USA, Inc.

Eric Clemons

Prior to joining Discount Dental, from 1997 until 2010, Mr. Clemons served as President and Chief Operating Officer for GTC Telecom Corp, a publicly-traded Nevada Corporation that operated in Costa Mesa, California. The company provided telecommunication services, including long distance telephone services, calling card services and various Internet related services including Internet Service Provider access and Web Page Hosting. In addition, the company developed an international subsidiary offering call center and IT support services in India. While serving in this capacity, Mr. Clemons was instrumental in growing the company’s annual revenues from $500,000 per year to over $17 million per year. In a span of 9 years, GTC Telecom generated total revenues of over $75 million dollars. Since 2010, Mr. Clemons has been providing management and financial consulting services to small-to-mid sized public companies.

Wesley Tate

Prior to joining Discount Dental Materials, Inc., Mr. Tate was the owner of Strategic Business Associates, a Tennessee company providing consulting services to start-up and small companies, assisting with the inception of an idea through growing a successful business. Prior to starting his own company, Mr. Tate served as the Chief Financial Officer for HST Global, Inc., a Bio-Technology Development Stage Company located in Hampton, VA. Mr. Tate also served as the Director of Operations for The Health Network, Inc., a Health and Wellness company located in Hampton, VA. Other positions include Executive Vice President and Chief Operating Officer for InnerLight Inc. located in Provo, Utah, Director of Finance for Beverly Sassoon and Co. in Boca Raton, Florida and Finance Director for Strategic Telecom Systems in Knoxville Tennessee. Mr. Tate has spent over 15 years overseeing all financial and operational responsibilities for companies in a variety of industries including bio-technology, pharmaceutical, health care, construction and telecommunications.

Mr. Tate received his Bachelor of Science degree from the University of Tennessee, Knoxville, with majors in Finance and Psychology, and earned his Masters of Business Administration from the University of Tennessee, Knoxville, with concentrations in finance and management. Mr. Tate served his country in the United States Army.

Family Relationships

There are no family relationships between or among the above Directors, executive officers or persons nominated or charged by us to become directors or executive officers.

Conflicts of Interest

Potential conflicts of interest are inherent in the relationships between the Company and our officers and directors. From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate. These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with our business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated. Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities. Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities. We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

Our policies and procedures regarding transactions involving potential conflicts of interest are not in writing. We understand that it will be difficult to enforce our policies and procedures and will rely and trust our officers and directors to follow our policies and procedures. We will implement our policies and procedures by requiring the officer or director who is not in compliance with our policies and procedures to remove him and the other officers and directors will decide how to implement the policies and procedures, accordingly.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees, or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Historical Compensation of Directors

Other than as set forth herein no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Gerald A. DeCiccio	0	0	1
Eric Clemons	0	0	1
Wesley Tate	0	0	1

Board Meetings and Committees

During 2013 and 2012, the Board of Directors met as circumstances required and took written action on numerous other occasions. All the members of the Board attended the meetings and all written actions were by unanimous consent.

Code of Ethics

We have not adopted a written code of ethics, because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Audit Committee

We do not currently have an audit committee.

Compensation Committee

We do not currently have a compensation committee.

Scientific Advisory Board

We maintain a Scientific Advisory Board to assist the Board of Directors by reviewing and evaluating our research and development programs. Dr. Saini serves as our Principal Scientist and Chairman of our Scientific Advisory Board.

Indemnification of Directors and Officers

Articles IX of our Articles of Incorporation provides the following:

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph 1 of Section 78.037 of the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Articles X of our Articles of Incorporation provides the following:

The corporation shall, to the fullest extent permitted by Section 78.751 of the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to Eric Clemons, our President, Wesley Tate, our Chief Financial Officer and Secretary, Gerald DeCiccio, our former President and Chief Executive Officer, Chief Financial Officer and Secretary, R. Douglas Barton, our former President, Chief Executive Officer and Chief Financial Officer, and James Barton, our former Vice President and Secretary for all services rendered in all capacities to us in fiscal years ended June 30, 2013, 2012 and 2011.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended fiscal years ended June 30, 2013, 2012 and 2011.

Name and Principal Position	Fiscal Year	Salary($)(2)	Bonus($)	All Other Compensation ($)	Total($)(2)
Eric Clemons	2013	$12,265	$10,000	$0	$22,265
President

Wesley Tate	2013	$18,034	$0	$0	$18,034
CFO

Gerald DeCiccio (1)	2013	$21,080	$0	$0	$21,080
Former President and	2012	$28,730	$0	$0	$28,730
Chief Executive Officer	2011	$13,570	$0	$0	$13,570

R. Douglas Barton (3)	2013	$0	$0	$0	$0
Former CEO, CFO and	2012	$0	$0	$0	$0
COA	2011	$0	$0	$0	$0

James Barton (3)	2013	$0	$0	$0	$0
Former VP and Secretary	2012	$0	$0	$0	$0
	2011	$0	$0	$0	$0

(1) On February 9, 2012, we acquired Cerebain in a reverse acquisition transaction and, in connection with that transaction, Mr. DeCiccio was appointed as our President, Chief Executive Officer, Chief Financial Officer and Secretary. Mr. DeCiccio resigned from these officer positions in January 2013.

(2) Includes amounts paid to Mr. DeCiccio by Cerebain. During Cerebain’s fiscal years ended June 30, 2013, 2012, and 2011 Cerebain paid Mr. DeCiccio$21,080, $28,730, and $13,570, respectively.

(3) R. Douglas Barton and James Barton resigned as executive officers of the Company, effective February 9, 2012.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers for our fiscal year ended June 30, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Eric Clemons	200,000	800,000	-0-	.50	2019	-0-	-0-	-0-	-0-

Wesley Tate	100,000	400,000	-0-	.50	2019	-0-	-0-	-0-	-0-

Gerald A. DeCiccio (1)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

R. Douglas Barton (1)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

James Barton (1)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

(1)	Former executive officer.

Employment Agreements

On June 15, 2013, we entered into an employment agreement with Eric Clemons. Under the terms of the agreement, Mr. Clemons shall be paid an annual salary of One Hundred Fifty-Six Thousand Dollars ($156,000.00), shall be entitled to a bonus of $40,000 upon delivery to the company of a prototype medical device from Sonos Models Inc., and should he be responsible for DDOO consolidating with or merge into another corporation or convey all or substantially all of its assets to another corporation, will receive a cash bonus calculated using a Lehman formula of 5% for the first $1,000,000, 4% for the second $1,000,000, 3% for the third $1,000,000, 2% for the fourth $1,000,000, and 1% thereafter. In addition, we also will issue Mr. Clemons an option to acquire up to 1,000,000 Shares of our Common Stock, fully paid and non-assessable at an exercise price of $0.50 per share subject to a vesting schedule. On August 30, 2013, we entered into an addendum to this agreement in which Mr. Clemons will be entitled to a stock award of 250,000 shares of our common restricted stock if, within 24 months, there is a reorganization of the company.

On June 15, 2013, we entered into an employment agreement with Wesley Tate. Under the terms of the agreement, Mr. Tate shall be paid an annual salary of One Hundred Five Thousand Dollars ($105,000.00) and shall be entitled to a bonus of $20,000 upon delivery to the company of a prototype medical device form Sonos Models, Inc. In addition, we also will issue Mr. Tate an option to acquire up to 500,000 Shares of our Common Stock, fully paid and non-assessable at an exercise price of $0.50 per share subject to a vesting schedule. On August 30, 2013, we entered into an addendum to this agreement in which Mr. Tate will be entitled to a stock award of 250,000 shares of our common restricted stock if, within 24 months, there is a reorganization of the company.

Compensation of Directors

On June 1, 2013, we entered into a consulting agreement with Gerald DeCiccio. Under the terms of the agreement, Mr. DeCiccio will be paid a cash retainer of $5,000 per quarter, payable at the beginning of a quarter; $1,000 per major committee meeting as contemplated in the respective committee charter, payable at the beginning of the subsequent quarter; $2,500 per quarter, payable at the beginning of a quarter, for Chairman of the Audit Committee; and $1,000 per quarter, payable at the beginning of a quarter, for Chairman of any other board committee. In addition, he will also be issued 100,000 DDOO common restricted shares annually. The first issuance of 100,000 shares will be on the Effective Date of this Agreement and each year on January 1 thereafter. These shares will be fully vested on the date issued. On August 30, 2013, we entered into an addendum to this agreement in which Mr. DeCiccio will be entitled to a stock award of 250,000 shares of our common restricted stock if, within 24 months, there is a reorganization of the company.

Certain Relationships and Related Transactions, and Director Independence

We have not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last three completed fiscal years.

We do not have a written policy concerning the review, approval, or ratification of transactions with related persons.

We do not have an audit, compensation, or nominating committee.

Currently, none of our directors are considered independent. Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;

•
the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

None of our directors are considered independent because they each serve as an executive officer of the Company, or recently served as an executive officer of the company, or own more than 10% of our outstanding voting securities. Mr. DeCiccio is not considered independent because he was an executive officer of the Company during the past three years.

Required Approval

We must receive affirmative Written Consents approving this Proposal No. 1, not previously revoked, representing at least 18,115,477 votes entitled to act upon this Proposal. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” this Proposal.

Board of Directors Recommendation

The Board recommends that you mark the box entitled “FOR” the approval of the appointment of the three (3) director nominees.

PROPOSAL NO. 2

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY

General

On February 21, the Board of Directors of the Company approved by written consent, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Company’s Articles of Incorporation to change the name of the Company from Discount Dental Materials, Inc. to Cerebain Biotech Corp. (the “Name Change Amendment”).

The Board of Directors of the Company believes that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus away from selling disposable dental supply products at discount prices over the Internet to its current business of developing a medical device solution as well as a synthetic drug solution for the treatment of Alzheimer’s disease utilizing Omentum.

If approved by the Company’s shareholders, the Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the State of Nevada Secretary of State with an expected effective date in March 2014.

Required Approval

We must receive affirmative Written Consents approving this Proposal No. 2, not previously revoked, representing at least 18,115,477 votes entitled to act upon this Proposal. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” this Proposal.

Board of Directors Recommendation

The Board recommends that you mark the box entitled “FOR” the approval of the Name Change Amendment.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO
EFFECT A 1-FOR-10 REVERSE STOCK SPLIT

General

On February 21, 2014, the Board of Directors of the Company approved by written consent, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Company’s Articles of Incorporation to effect a 1-for-10 reverse split of the Company’s Common Stock (the “Reverse Stock Split”).

The Board of Directors of the Company believes that it is advisable and in the Company’s best interests to authorize and approve the Reverse Stock Split for reasons set forth herein.

If approved by the Company’s shareholders, the Reverse Stock Split, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the State of Nevada Secretary of State with an expected effective date in March 2014.

Effects of Reverse Split

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a "reverse stock split." Under the proposal, each Ten (10) shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one (1) share of our post-reverse stock split Common Stock. Fractional shares will not be issued. Instead, we will issue a full share of our post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share Common Stock as a result of the reverse stock split.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as he or she did immediately prior to the reverse stock split, except for adjustments required due to the treatment of fractional shares. The Reverse Split does not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The primary purposes of the reverse stock split are to:

• Increase the per share price of our Common Stock;

• Provide the Company with the flexibility to issue additional shares to facilitate future acquisitions and financings; and

• Provide the Company with the flexibility to issue shares or options to management and/or its employees.

The reduction in the number of issued and outstanding shares of Common Stock to result from the reverse stock split is expected to increase the market price of the Common Stock to a level above the current market trading price. While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

The Company’s Common Stock is currently quoted on the OTC Bulletin Board under the symbol “DDOO.” A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans. Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a "penny stock." Because our Common Stock is presently classified as a "penny stock," prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the reverse stock split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many investment advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our Common Stock with the possibility of relieving, to some extent, the effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable. However, there can be no assurances that the reverse stock split will have the desired consequences.

As stated in the “Reasons for the Reverse Stock Split” listed above, the additional shares of authorized common stock that will be unissued after the reverse split could potentially allow the Company to acquire companies and/or assets with shares of its common stock. However, the Company does not currently have any plans, proposals or arrangements to acquire any other companies or assets with the additional unissued common stock. The additional shares could also be issued to the Company’s management or other employees, although the Company currently does not have any plans, proposals or arrangements to issue any of the additional shares of common stock to its management or employees.

The additional shares of authorized common stock that will be unissued after the reverse split will allow holders of the Company’s convertible securities (options, warrants and/or convertible promissory notes) to convert those convertible securities into the Company’s common stock.

Effects of the Reverse Stock Split

The Reverse Stock Split will be effective on a date shortly after the Expiration Date if the Reverse Stock Split is approved by a majority of the Company’s outstanding shareholders. If approved, the effective date is expected to be on or about April 30, 2014.

Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the record date but will not affect the number of authorized shares of Common Stock. The reverse stock split also will have no effect on the par value of the Common Stock. The effect of the reverse split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Stock Split divided by Ten (10) and then rounded up to the next whole number. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder.

Each stockholder's percentage ownership interest in the Company and proportional voting power will change due to adjustments for fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the reverse stock split. If the Reverse Stock Split is approved by the Company’s shareholders, then as soon as practicable thereafter the Company’s Board of Directors may cause a letter of transmittal to be forwarded to each holder of record of shares of our Common Stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-reverse stock split Common Stock to our transfer agent in exchange for certificates representing the number of whole shares of post-reverse stock split Common Stock into which the shares of pre-reverse stock split common stock have been converted as a result of the reverse stock split, or the Company’s Board of Directors may elect for the shareholders to hold their existing certificates and only get a new certificate if they desire or transfer the shares.

No Dissenters Rights

In connection with the approval of the Reverse Stock Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Nevada Revised Statutes, the Articles of Incorporation or Bylaws.

Accounting Matters

The Reverse Stock Split will not affect the par value of the Company’s Common Stock. As a result, on the effective date of the Reverse Stock Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be decreased from then current amount by a factor that equals the Reverse Stock Split ratio, and the additional paid-in capital account would be increased with the amount by which the stated capital is decreased. The per share net income or loss and net book value per share will be increased because there will be less shares issued and outstanding.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Stock Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation). In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to any Reverse Split.

The Reverse Stock Split is intended to be a tax-free recapitalization to the Company and its stockholders. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split, except for those stockholders receiving additional shares of Common Stock in lieu of fractional shares (as described below). The holding period for shares of Common Stock after the Reverse Stock Split will include the holding period of shares of Common Stock before the Reverse Stock Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Stock Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Stock Split, excluding the basis of fractional shares. A stockholder who receives one whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF ANY FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

Share Certificate Transfer Instructions

SHARE CERTIFICATES SHOULD NOT BE SENT TO US OR THE TRANSFER AGENT UNLESS THE SHAREHOLDER DESIRES A NEW STOCK CERTIFICATE IN THE POST-SPLIT SHARE AMOUNT.

Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder's shares of pre-Reverse Stock Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Stock Split Common Stock, such stockholder's pre-Reverse Stock Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Stock Split Common Stock to which such stockholder is entitled as a result of the Reverse Stock Split.

Company’s Capital Structure

In order to facilitate a better understanding of the impact of the Reverse Stock Split, the following are tables describing the Company’s current capital structure and what the capital structure will look like after the Reverse Stock Split:

Current Capital Structure

	No. of Shares Authorized Shares	No. of Securities Outstanding	No. of Securities Available for Issuance(1)	Voting Rights	Conversion Rights
Common Stock	249,000,000	36,230,953	203,197,753	36,230,953	N/A
Preferred Stock	1,000,000	0	1,000,000	0	N/A
Options/Warrants	N/A	550,000	N/A	None unless exercised	1:1
Convertible Promissory Notes	N/A	Convertible Notes for an aggregate of $1,376,561	N/A	None unless converted	9,021,294

(1)	Shares available for issuance is the number of authorized shares minus any shares outstanding and minus any shares reserved for issuance under a convertible instrument.

Post-Reverse Stock Split Capital Structure

	No. of Shares Authorized Shares	No. of Shares Outstanding	No. of Securities Available for Issuance(1)	Voting Rights	Conversion Rights
Common Stock	249,000,000	3,623,096	244,419,775	3,623,096	N/A
Preferred Stock	1,000,000	0	1,000,000	0	N/A
Options/Warrants	N/A	55,000	N/A	None unless exercised	1:1
Convertible Promissory Notes	N/A	Convertible Notes for an aggregate of $1,376,561	N/A	None unless converted	902,129

Required Approval

We must receive affirmative Written Consents approving this Proposal No. 3, not previously revoked, representing at least 18,115,477 votes entitled to act upon this Proposal. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” this Proposal.

Board of Directors Recommendation

The Board recommends that you mark the box entitled “FOR” the approval of the Reverse Stock Split.

PROPOSAL NO. 4

APPROVAL OF THE CEREBAIN BIOTECH CORP.
2014 OMNIBUS STOCK GRANT AND OPTION PLAN

Our Board of Directors unanimously approved the Cerebain Biotech Corp. 2014 Omnibus Stock Grant and Option Plan (the “Plan”) on February 21, 2014, subject to stockholder approval, and authorized an aggregate total number of shares of the Company’s Common Stock equal to ten percent (10%) of the Company’s outstanding common stock on the date the Plan is approved by a majority of the Company’s stockholders (approximately 360,000 shares if the Reverse Stock is approved, or approximately 3,600,000 shares if the Reverse Stock Split is not approved) for issuance to all employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary of the Company (each a “Subsidiary”), to any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary (each, an “Eligible Recipient”, and collectively, the “Eligible Recipients”). A copy of the Plan is attached to this Consent Solicitation Statement as Exhibit B. As of the date of this Consent Solicitation Statement, no Shares have been issued under the Plan. In the event the Name Change Amendment is not approved by the Company’s shareholder but the Plan is approved, the Plan will be entitled the Discount Dental Materials, Inc. 2014 Omnibus Stock Grant and Option Plan. The share numbers listed in the plan are pre-Reverse Stock Split. In the event the Plan is approved and the Reverse Stock Split is approved, the share numbers will be adjusted to reflect the Reverse Stock Split.

Purpose of the Plan

Under the terms of the Plan, the Compensation Committee of the Board of Directors (or the entire Board of Directors if the Company does not have a Compensation Committee) will administer the Plan (the “Committee”). The Committee will, at its discretion, issue the authorized Shares to Eligible Recipients in the form of: (i) stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) (“Qualified Stock Options”), (ii) stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options” and together with the Qualified Stock Options, the “Incentive Awards”), or (iii) awards of shares that are subject to certain restrictions specified in the Plan (each a “Restricted Stock Award”).

The Plan will advance the interest of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding those individuals who contribute to the achievement by the Company of its operational and financial objectives. If approved by a majority of our stockholders, awards issued to “beneficial owners”, as such term is defined by Rule 16a-1 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will qualify for an exemption from the “short swing” profit rules contained in Section 16 of the Exchange Act, and awards under the Plan will be considered “qualified” under the rules and regulations of the Internal Revenue Code of 1986, as amended.

Below is a summary of the Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the Plan. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the Plan, as attached to this Consent Solicitation Statement as Exhibit B.

Description of the Plan

Purpose. The Plan provides the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries. By providing these Eligible Recipients with equity-based Incentive Awards, the Plan gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its stockholders.

Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (or the entire Board of Directors if the Company does not have a Compensation Committee). The Committee may adopt rules and regulations for carrying out Plan. The interpretations and decisions of the Committee are final and conclusive on all persons participating or eligible to participate in the Plan.

Stock Subject to the Plan. Under the Plan, the Committee may award Eligible Recipients with shares of Common Stock in the form of Incentive Awards, specifically Qualified Stock Options or Non-Qualified Stock Options, or Restricted Stock Awards. A total number of shares of the Company’s Common Stock equal to ten percent (10%) of the Company’s outstanding common stock on the date the Plan is approved by a majority of the Company’s stockholders (approximately 360,000 shares if the Reverse Stock is approved, or approximately 3,600,000 shares if the Reverse Stock Split is not approved) will be available for purchase under the Plan. The Common Stock issued under the Plan will be from authorized but unissued shares of our Common Stock.

Eligibility. Eligible Recipients may be selected by the Committee to receive Incentive Awards or Restricted Stock Awards under the Plan. Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary. Although the Company estimates currently that three (3) individuals associated with the Company and its subsidiaries will qualify as Eligible Recipients.

Options. Each Qualified Stock Option and Non-Qualified Stock Option (each an “Option”) granted under the Plan is subject to the following terms and conditions:

(a) Exercise Price. The per share price to be paid by an Eligible Recipient participation under the Plan (each a “Participant”) upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Qualified Stock Option (110% of the Fair Market Value if, at the time the Qualified Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, or is an officer and/or director of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of on the date of grant with respect to a Non-Qualified Stock Option.

(b) Exercise of the Options. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

(c) Form of Consideration. The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option Price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

(d) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

Restricted Stock Awards. In addition to Options, the Committee may grant Restricted Stock Awards to Eligible Recipients. The Committee may impose such restrictions or conditions to the vesting of these Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employment or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company satisfy certain performance goals or criteria. Unless the Committee determines otherwise, all shares of Common Stock granted as a Restricted Stock Award shall have all voting, dividend, liquidation and other rights associated with becoming a holder of record of such shares as if Participant were the holder of shares of unrestricted Common Stock.

Effective Date and Duration of the Plan. If approved by a majority of our stockholders, the Plan will become effective on April 1, 2014 (the “Effective Date”), and will terminate at midnight on March 31, 2024, unless terminated upon an earlier date by the Board of Directors.

Registration of the Plan. The Company’s Board of Directors may, at any time and in its sole discretion, elect to register the Plan and the securities authorized for issuance under the Plan with the Securities and Exchange Commission.

Termination or Amendment of the Plan. The Company’s Board of Directors may, at any time and without stockholder approval, terminate or amend the Plan, including amending the Plan to increase the number of shares of Common Stock available for issuance.

U.S. Federal Income Tax Consequences

The Plan is, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

Participation in the Plan is entirely within the discretion of the Committee. Because we cannot predict the predict the rate at which the Committee will make awards to Eligible Recipients or the terms of Incentive Awards granted under the Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the Plan for the current fiscal year.

Required Approval

We must receive affirmative Written Consents approving this Proposal No. 4, not previously revoked, representing at least 18,115,477 votes entitled to act upon this Proposal. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” this Proposal.

Board of Directors Recommendation

The Board recommends that you mark the box entitled “FOR” the approval of the Cerebain Biotech Corp. 2014 Omnibus Stock Grant and Option Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed Hartley Moore Accountancy Corporation as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending June 30, 2014. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

Hartley Moore Accountancy Corporation has audited the consolidated financial statements of the Company since 2013. Our consolidated financial statements for the fiscal year ended June 30, 2012 was audited by our former registered public accounting firm Windes & McClaughry.

In connection with the audits of the fiscal year ended June 30, 2013 and the subsequent interim periods through December 31, 2013, there we no disagreements with Hartley Moore Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

In the event shareholders fail to ratify the appointment of Hartley Moore Accountancy Corporation, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

Required Approval

We must receive affirmative Written Consents approving this Proposal No. 5, not previously revoked, representing at least 18,115,477 votes entitled to act upon this Proposal. Accordingly, abstentions from submitting your Written Consent will have the effect of a vote “AGAINST” this Proposal.

Board of Directors Recommendation

The Board recommends that you mark the box entitled “FOR” the approval of the ratification of Hartley Moore Accountancy Corporation as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending June 30, 2014.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership our common stock as of June 30, 2013 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock and (ii) each of our directors and executive officers. Unless otherwise noted below, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

Name and Address (2)	Amount of Beneficial Ownership		Percent of Class (1)

Eric Clemons (3) (5)	1,673,850		5.3%

Wesley Tate (3) (5)	100,000		0.3%

Gerald A. DeCiccio (3)	725,000		2.3%

Dr. Surinder Singh Saini, MD	8,250,000		26.12%

Teg S. Sandhu	7,612,500		24.1%

Harbans K. Sandhu	1,875,000		6.0%

Brad Vroom	3,194,612	(4)	9.9%

All Officers and Directors as a Group (3 Persons)	2,498,850		7.9%

(1)
Based on 31,580,001 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Unless otherwise noted, the address of each beneficial owner is c/o Cerebain Biotech Corp., 13455 Noel Road, Suite 1000, Dallas, TX 75240.

(3)	Indicates an officer and/or director of the Company.

(4)
Includes 694,612 shares of our common stock that Mr. Vroom could acquire under convertible notes he has with the company, which include a 9.9% limiter on them that prohibit conversion if such conversion would cause Mr. Vroom to own more than 9.9% of our common stock.

(5)	Includes options of 200,000 shares for Mr. Clemons and 100,000 shares for Mr. Tate.

We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of our outstanding securities of any class, other than as set forth above. We do not have an investment advisor. There are no current arrangements which will result in a change in control.

Change of Control Transactions

On January 4, 2012, the holders of a majority of the Company’s common stock entered into a Stock Purchase Agreement with Cerebain Biotech Corp., a Nevada corporation, under which Cerebain agreed to purchase an aggregate of 3,800,000 shares of the Company’s common stock from those shareholders in exchange for $296,000. These shares represented approximately 90% of the Company’s outstanding common stock (after taking into account the cancellation of 6,000,000 shares of the Company’s common stock by R. Douglas Barton under the Spinoff Agreement as discussed herein). The transaction closed February 9, 2012. Concurrently with the close of the transaction, the Company closed a transaction with the shareholders of Cerebain whereby the Company issued 4,556,800 shares of its common stock in exchange for 22,784,000 shares of Cerebain’s common stock, which represented 100% of Cerebain’s outstanding common stock. In addition, concurrent with these two transactions, the Company closed a transaction with its primary shareholder, Mr. R. Douglas Barton, whereby the Company sold all of its assets in exchange for Mr. Barton assuming all of the Company’s then-existing liabilities, as well as the return of 6,000,000 shares of its common stock. As a result of these transactions the Company underwent a change of control.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E.,

By order of the Board of Directors

/s/ Eric Clemons
Eric Clemons, President

February 28, 2014 Dallas, Texas

Exhibit A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
DISCOUNT DENTAL MATERIALS, INC.

"090203"

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

Discount Dental Materials, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1, Name, is restated in its entiriety as follows:

"1. The name of this Corporation shall be: Cerebain Biotech Corp."

Article 3, Capital Stock, is restated in its entiriety as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X**

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

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ATTACHMENT TO
CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF
DISCOUNT DENTAL MATERIALS, INC.

3.           Capital Stock.

A.           The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Forty Nine Million (249,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is One Million (1,000,000) shares, par value $0.001.

B.           Upon the effectiveness of this Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), each ten (10) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined and converted, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation (the “Reverse Stock Split”). Fractional shares, if any, will be rounded up to the next whole share. The Reverse Stock Split shall occur whether or not the certificates representing shares of Old Common Stock are surrendered to the Corporation or its transfer agent. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated. The par value of each share of Common Stock shall not be adjusted in connection with the Reverse Stock Split, and the number of shares of Common Stock the Corporation is authorized to issue, as set forth in Section A of this Article 3, shall not be reduced or otherwise affected by the Reverse Stock Split.

C.           The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional, voting or other rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as otherwise expressly provided in this Article 3, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors providing for the issuance of the various series; provided, however , that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional, voting or other rights and qualifications, limitations and restrictions. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

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D.           No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation, whether now or hereafter authorized, which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

E.           The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article 3 shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

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Exhibit B

Cerebain Biotech Corp. 2014 Omnibus Stock Grant and Option Plan

CEREBAIN BIOTECH CORP.

2014 OMNIBUS STOCK GRANT

AND OPTION PLAN

i

SECTION 5. STOCK SUBJECT TO PLAN.		5

(a)	Basic Limitation	5
(b)	Additional Shares	5

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.		5

(a)	Stock Purchase Agreement	5
(b)	Duration of Offers	5
(c)	Purchase Price	5
(d)	Payment for Shares	6
(e)	Exercise of Awards on Termination of Service	6

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED.		6

(a)	Form and Amount of Award	6
(b)	Exercisability	6
(c)	Effect of Change in Control	7
(d)	Voting Rights	7

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.		7

(a)	Stock Option Agreement	7
(b)	Number of Shares	7
(c)	Exercise Price	7
(d)	Exercisability	7
(e)	Effect of Change in Control	7
(f)	Term	7
(g)	Exercise of Options on Termination of Service	7
(h)	Payment of Option Shares	8
(i)	Modification, Extension and Assumption of Options	8

SECTION 9. ADJUSTMENT OF SHARES.		8

(a)	General	8
(b)	Reorganizations	9
(c)	Reservation of Rights	9

SECTION 10. WITHHOLDING TAXES.		9

(a)	General	9
(b)	Share Withholding	9
(c)	Cashless Exercise/Pledge	9
(d)	Other Forms of Payment	9

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.		9

(a)	General	9
(b)	Trusts	9

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SECTION 12. LEGAL REQUIREMENTS.		10

SECTION 13. NO EMPLOYMENT RIGHTS.		10

SECTION 14. DURATION AND AMENDMENTS.		10

(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10

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CEREBAIN BIOTECH CORP.

2014 OMNIBUS STOCK GRANT AND OPTION PLAN

SECTION 1. PURPOSE.

The purpose of the Cerebain Biotech Corp. 2014 Omnibus Stock Grant and Option Plan (the “Plan”) is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company, and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company’s Common Stock. Awards may be granted under this Plan in reliance upon federal and state securities law exemptions.

SECTION 2. DEFINITIONS.

(a) “Award” shall mean any award of an Option, Restricted Share or other right under the Plan.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Change in Control” shall mean:

(i) The consummation of a merger, consolidation, sale of the Company’s stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

(ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

(iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, or (b) the Company’s initial public offering.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the Compensation Committee of the Board of Directors or any other committee which is authorized by the Board of Directors to administer the Plan under Section 3.

(f) “Common-Law Employee” shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

(g) “Company” shall mean Cerebain Biotech Corp., a Nevada corporation.

(h) “Employee” shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

(i) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(k) “Fair Market Value” means the market price of Shares, determined by the Committee as follows:

(i)  If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last trade price or the closing bid price for the stock as quoted on such date;

(ii)  If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

(iii)  If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(l) “Incentive Stock Option” or “ISO” shall mean an employee incentive stock option described in Code section 422(b).

(m) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(n) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(o) “Option” shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate who holds an Option.

(q) “Outside Director” shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

(r) “Participant” shall mean an individual or estate who holds an Award.

(s) “Plan” shall mean this 2014 Omnibus Stock Grant and Option Plan of Cerebain Biotech Corp.

(t) “Plan Year” shall mean any twelve (12) month period (or shorter period during the final year of this Plan) commencing February 15th during the term of this Plan.

(u) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(v) “Restricted Share” shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

(w) “Service” shall mean service as an Employee.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(y) “Stock” shall mean the common stock of the Company.

(z) “Stock Award Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

(aa) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

(bb) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(cc) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(dd) “Total and Permanent Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(ee) “W-2 Payroll” means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. “W-2 Payroll” does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a “W-2 Payroll” shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.

(a) Committee Membership. The Plan shall be administered by the Compensation Committee (the “Committee”) appointed by the Company’s Board of Directors and comprised of at least two (2) or more Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

(b) Committee Procedures. The Board of Directors shall designate one (1) of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c) Committee Responsibilities. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

(d) Committee Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

(e) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements, including a balance sheet, regarding the Company’s financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

(f) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board or Committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may determine, in its sole discretion, to register this Plan and the Shares of the Company’s common stock underlying any Option at any time, so long as the Company meets the eligibility requirements.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for designation as Participants by the Committee if they are to receive ISOs. Non-employees are only eligible for NSOs.

(b) Officers/Directors/Ten-Percent Shareholders. Any Employee who is an executive officer of the Company, member of the Company’s board of directors, or who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of ten (10) years from the date of grant.

(c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

(d) Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding Stock” shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed ten percent (10%) of the Company’s outstanding common stock on the date the Plan is approved by a majority of the Company’s stockholders (approximately 360,000 shares if the reverse stock split being voted on at the same time as this Plan is approved, or approximately 3,600,000 shares if the reverse stock split is not approved).

In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant if such right was communicated to the Offeree by the Committee.

(c) Purchase Price. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for officers, directors and 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

(d) Payment for Shares. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

(i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, and as permitted by applicable law, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

(iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(e) Exercise of Awards on Termination of Service. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.

(a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

(b) Exercisability. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

(c) Effect of Change in Control. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

(d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option is not subject to any minimum price and the exercise price does not have to be determined based on the Fair Market Value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

(e) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least sixty (60) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six (6) months if the Optionee’s Service terminates due to death or Disability.

(h) Payment of Option Shares. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

(i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, and to the extent allowable to applicable law, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

(iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

(b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.

(c) Reservation of Rights. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

(c) Cashless Exercise/Pledge. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s withholding obligation by cashless exercise or pledge.

(d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.

(a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

(b) Trusts. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

[END OF PLAN]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

CEREBAIN BIOTECH CORP.
2014 Omnibus Stock Grant and Option Plan

INCENTIVE STOCK OPTION AGREEMENT

Cerebain Biotech Corp. (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2014 Omnibus Stock Grant and Option Plan (the “Plan”).

Date of Grant: ______________________________

Name of Optionee: ______________________________

Optionee’s Social Security Number: ______________________________

Number of Shares Covered by Option: ______________________________

Exercise Price per Share: $_____________________
[must be at least 100% fair market value on Date of Grant]

Vesting Start Date: ______________________________

___	Check here if Optionee is an executive officer, member of the board of directors, or a 10% owner (so that exercise price must be 110% of fair market value).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:	_____________________________________
(Signature)

Company:	_____________________________________
(Signature)

Title: _________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

CEREBAIN BIOTECH CORP.
2014 Omnibus Stock Grant and Option Plan

INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option	This Option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.
Vesting
No Shares will vest until you have performed _________ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to ________ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of _______ of the Shares at the end of each full month thereafter. After you have completed _________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company (“Service”) (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within thirty (30) days of the date you exercise.

Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination
If your Service terminates for any reason except death, Disability or for “Cause,” your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

Death
If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

Disability
If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating thirty (30) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise
When you wish to exercise this Option, you must execute Exhibit A (and, if exercise is prior to vesting, you must also execute Exhibits B and D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

	·	Your personal check, a cashier’s check or a money order.
·
Shares which you have owned for six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

·
To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

	·	Any other form of legal consideration approved by the Committee.
Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within thirty(30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this Subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised are subject to a Repurchase Option set forth in Exhibit A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company’s right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company’s right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.
Shareholder Rights
Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends
All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Texas (without regard to their choice of law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Attachment A and that you can and hereby do make the same representations with respect to the grant of this Option.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

CEREBAIN BIOTECH CORP.
2014 Omnibus Stock Grant and Option Plan

NONSTATUTORY STOCK OPTION AGREEMENT

Cerebain Biotech Corp. (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2014 Omnibus Stock Grant and Option Plan (the “Plan”).

Date of Grant: ______________________________________

Name of Optionee: ______________________________________

Optionee’s Social Security Number: ______________________________________

Number of Shares Covered by Option: ______________________________________

Exercise Price per Share: $__________________________

Vesting Start Date: ______________________________________

___	Check here if Optionee is an executive officer, member of the board of directors, or a 10% owner (so that exercise price must be 100% of fair market value).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:	_____________________________________
(Signature)

Company:	_____________________________________
(Signature)

Title: _________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

CEREBAIN BIOTECH CORP.
2014 Omnibus Stock Grant and Option Plan

NONSTATUTORY STOCK OPTION AGREEMENT

Nonstatutory Stock Option	This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.
Vesting
No Shares will vest until you have performed _______ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to _______ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of ________ of the Shares at the end of each full month thereafter. After you have completed ________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company (“Service”) (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within thirty (30) days of the date you exercise.

Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination
If your Service terminates for any reason except death, Disability, or for “Cause” your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

Death
If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on your date of death.

Disability
If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating thirty (30) days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to Service. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise
When you wish to exercise this Option, you must execute Exhibit A (and if exercise is prior to vesting you must also execute Exhibits B and D). Your Exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

	·	Your personal check, a cashier’s check or a money order.
·
Shares which you have owned for six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

·
To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

	·	Any other form of legal consideration approved by the Committee.
Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

The Company’s rights under this Subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised are subject to a Repurchase Option set forth in Exhibit A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company’s right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company’s right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.
Shareholder Rights
Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends
All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Texas (without regard to their choice of law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Attachment A and that you can and hereby do make the same representations with respect to the grant of this Option.

EXHIBIT A

CEREBAIN BIOTECH CORP.

Notice of Exercise and Common Stock Purchase Agreement

THIS AGREEMENT is dated as of ___________, ____, between Cerebain Biotech Corp., a Nevada corporation (the “Company”), and _________________ (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the “Option Agreement”) pursuant to which the Purchaser has the right to purchase up to ___________________ shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Cerebain Biotech Corp. 2014 Omnibus Stock Grant and Option Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1: PURCHASE OF SHARES.

(a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser ________________ shares of the Company’s common stock (the “Stock”) for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier’s check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

(b) The closing hereunder (the “Closing”) shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2: REPURCHASE OPTION

All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the “Repurchase Option Stock”) shall be subject to the following option (the “Repurchase Option”):

(a) In the event the Purchaser terminates service with the Company (“Service”) for any reason, with or without cause, the Company may exercise the Repurchase Option.

(b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within ninety (90) days after the termination of Service to purchase from the Purchaser all shares of Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the “Option Price”). The purchase price shall be paid by certified or cashier’s check or by cancellation of any indebtedness of Purchaser to the Company.

(c) Nothing in this Agreement shall be construed as a right by purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION 3: EXERCISE OF REPURCHASE OPTION

The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION 4: WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION

If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5: ESCROW OF SHARES

(a) As security for Purchaser’s faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser’s shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

(b) Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety (90) days after cessation of Purchaser’s employment with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION 6: ADJUSTMENT OF SHARES

Subject to the provisions of the Articles of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

(a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

(b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION 7: THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8: PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9: TRANSFER BY PURCHASER TO CERTAIN TRUSTS.

Purchaser shall have the right to transfer all or any portion of Purchaser’s interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser’s spouse or Purchaser’s children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION 10: LEGEND OF SHARES.

All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 11: PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

(b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

(d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in Nevada Corporate Law or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 12: ASSISTANCE TO PURCHASER UNDER RULE 144.

The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13: NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.

The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14: RIGHTS OF PURCHASER.

Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION 15: OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16: NOTICE.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 17: SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18: APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, as such laws are applied to contracts entered into and performed in such state.

SECTION 19: NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATES OF NEVADA OR TEXAS AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 20: NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21: ENTIRE AGREEMENT.

This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Cerebain Biotech Corp.,	Purchaser

_______________________________________	_______________________________________
By: ____________________________________
Its: ____________________________________

EXHIBIT B

Joint Escrow Instructions

 _________, _____

Secretary
_____________________

Dear Sir or Madam:

As Escrow Agent for both Cerebain Biotech Corp., a Nevada corporation (the “Company”), and ___________________ (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option dated _________________ (“Option Agreement”), in accordance with the following instructions:

1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier’s check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of Texas.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

Cerebain Biotech Corp.

By: ________________________________

ESCROW AGENT:	PURCHASER:

____________________________________	____________________________________

EXHIBIT C

Acknowledgment of and Agreement to be Bound
By the Notice of Exercise and Common Stock Purchase Agreement of
CEREBAIN BIOTECH CORP.

The undersigned, as transferee of shares of Cerebain Biotech Corp., a Nevada corporation, hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Cerebain Biotech Corp. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: ____________________, ______.

By ___________________________

EXHIBIT D

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________) shares of the Common Stock of Cerebain Biotech Corp. (the “Company”), standing in __________ name on the books of the Company represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints ________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: ____________________, ______.